UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017

Republic Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 North Allied Way Phoenix, Arizona		85054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 627-2700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events	3
Item 9.01 Financial Statement and Exhibits	3

SIGNATURES	4
EX-1.1
EX-4.1
EX-4.2
EX-5.1
EX-12.1
EX-23.1

Item 8.01	OTHER EVENTS

On November 13, 2017, Republic Services, Inc. (the “Company”) agreed to sell $650,000,000 aggregate principal amount of its 3.375% notes due 2027 (the “Notes”), pursuant to the Underwriting Agreement, dated November 13, 2017 (the “Underwriting Agreement”), among the Company, BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule A of the Underwriting Agreement. The offering is expected to close on or about November 16, 2017, subject to customary closing conditions.

The Notes will be issued pursuant to that certain Indenture, dated November 25, 2009 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Sixth Supplemental Indenture, to be dated on or about November 16, 2017, between the Company and the Trustee (the “Sixth Supplemental Indenture”). The offer and sale of the Notes will be registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (No. 333-216111).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The form of Sixth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K. The form of Notes and the computation of the ratio of earnings to fixed charges are filed as Exhibits 4.2 and 12.1, respectively, to this Current Report on Form 8-K. In connection with the issuance of the Notes, the opinion of Covington & Burling LLP with respect to the validity of the Notes is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 13, 2017, among Republic Services, Inc. and BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

4.1	Form of Sixth Supplemental Indenture to the Indenture, dated as of November 25, 2009, between Republic Services, Inc. and U.S. Bank National Association, as trustee

4.2	Form of $650,000,000 3.375% Notes due 2027 (included as Exhibit A to Exhibit 4.1)

5.1	Opinion of Covington & Burling LLP, as to the validity of the Notes

12.1	Statement of computation of ratio of earnings to fixed charges

23.1	Consent of Covington & Burling LLP (contained in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.

Date: November 15, 2017	By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)

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